Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Amendment #4 to

To the Distributor Agreement between

Avnet, Inc. and Aruba Networks, Inc.

This is Amendment #4 (“Amendment #4”) effective February 17, 2012, to the Distributor Agreement (the “Agreement”) effective June 15, 2007, between Avnet, Inc. (“Avnet”) and Aruba Networks, Inc. (“Aruba”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

RECITALS

A. Under Amendment 1 (“Amendment 1”), effective February 19, 2009, Aruba and Avnet amended the Agreement to add limited price protection (“Limited Price Protection”) for a [***] period, in accordance with the terms contained therein.

B. Aruba and Avnet now desire to amend the Agreement to extend the Limited Price Protection for an additional period.

C. In accordance with Section 14.11 of the Agreement, any term of the Agreement may be amended only with the written consent of both parties.

The parties hereby agree as follows:

1.	The Limited Price Protection is hereby extended and shall expire on [***].

2.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

3.	Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Aruba and Avnet have each caused this Amendment to be executed by its duly authorized representative, as of the day and year first above written.

AVNET, INC.		ARUBA NETWORKS, INC.

By:	/s/ Scott Look	By:	/s/ Joshua Cash

Print Name:	Scott Look	Print Name:	Joshua Cash

Title:	VP and General Manager, TIS	Title:	Commercial Counsel

Date:	2/23/12	Date:	2/28/2012

Aruba Networks, Inc. 1344 Crossman Ave. Sunnyvale, CA 94089

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.